Exhibit No. 32.1
Form 10-KSB
SimplaGene USA, Inc.
File No. 333-100110

    Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                               Section 906 of the
                           Sarbanes-Oxley Act of 2002.

     In connection with the Annual Report of SimplaGene USA, Inc. (the "Company") on Form 10-KSB for the period ending August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Xinbo Wang, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: December 12, 2003                         By:  /s/ Xinbo Wang
                                                     Chief Executive Officer

    Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                               Section 906 of the
                           Sarbanes-Oxley Act of 2002.

     In connection with the Annual Report of SimplaGene USA, Inc. (the "Company") on Form 10-KSB for the period ending August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig S. Laughlin, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: December 12, 2003                         By:  /s/ Craig S. Laughlin
                                                     Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to SimplaGene USA, Inc. and will be retained by SimplaGene USA, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.